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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   FORM 8-K

                                CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                       Date of Report:  November 12, 1997

                           THE QUIZNO'S CORPORATION
             (Exact name of registrant as specified in its charter)

       Colorado                     000-23174             84-1169286
(State or other jurisdiction       (Commission           (IRS Employer
of incorporation)                  File Number)        Identification No.)

                1099 18th Street, Suite 2850, Denver, Colorado,   80202
                (Address of principal executive offices)     (Zip Code)

     Registrant's telephone number, including area code:  (303) 291-0999

                                      None
          (Former name or former address, if changes since last report)

Item 1. Changes in Control of Registrant.  N/A.

Item 2 . Acquisition or Disposition of Assets.

              On November 12, 1997, The Quizno's Acquisition Company (the "Company"), a wholly-owned subsidiary of The Quizno's Corporation
("Quizno's"), acquired certain assets used in the franchise operations and restaurant business known as Bain's Deli from Bain's Deli Franchise Associates and Jolles #4 Partnership (the "Sellers"). The Company acquired the rights to operate three company-owned restaurants and to be the franchisor of sixty operating Bain's Deli restaurants. The consideration paid by the Company to the Sellers for the acquisition was valued at $1,235,000, subject to adjustment upward or downward in certain circumstances. Such consideration is as follows: Sellers were paid $555,490 at the closing, Quizno's is obligated to issue Sellers 18,182 shares of its common stock, and a promissory note was issued by the Company to the Sellers in the principal amount of $579,510, bearing simple interest at 10% per annum, payable by the Company in monthly payments of $10,735.91 for seventy-two months. The Company has the right to adjust the principal amount of the promissory note as a setoff in certain circumstances. In addition, Quizno's entered into a consulting agreement with Mr. Jordon A. Katz, a principal of the Sellers, a licensing agreement for the use of the name "Bain's Deli" with Jolles Corporation and a managing agreement with Jeffrey Jolles, a principal of Jolles Corporation. The Company used some of the proceeds of Quizno's recent preferred stock offering to fund the closing payment and will use funds from operating cash flow to make the monthly payments on the promissory note.

Item 3. Bankruptcy or Receivership.  N/A.

Item 4. Changes in Registrant's Certifying Accountant.  N/A.

Item 5. Other Events.  N/A

Item  6.  Resignations  of  Registrant's  Directors.    N/A.

Item  7.  Financial  Statements  and  Exhibits.
          List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

          (a) The required financial statements of the business acquired shall by filed with an amendment to this Form 8-K within sixty days of the date of the filing of this Form 8-K

          (b) The required pro forma financial information shall be filed with an amendment to this Form 8-K within sixty days of the filing of this Form 8-K.

          (c)  Exhibits
               Exhibit 2.1 Asset Purchase Agreement Among The Quizno's Acquisition Company, Bain's Deli Franchise Associates, through its General Partner, Gemini Enterprises, Ltd., Gemini One, Inc. and Jolles #4 Partnership

               Exhibit 99.1 License Agreement between The Quizno's Acquisition Company and Jolles #4 Partnership

Item  8.  Change  in  Fiscal  Year.    N/A.

Item  9.    Sales  of  Equity  Securities  Pursuant  to  Regulation S.  N/A.



                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              THE  QUIZNO'S  CORPORATION


Date:  November  24,  1997    By:/s/John L. Gallivan

                                 John  L.  Gallivan,  Chief  Financial  Officer